SECURITIES AND EXCHANGE COMMISSION

                          	WASHINGTON, D.C.  20549



                                 	FORM 8-K



         	CURRENT REPORT	Pursuant to Section 13 or 15(d) of
                	the Securities Exchange Act of 1934



Date of Report    	(Date of earliest event reported)   March 1, 2000


                      	COVEST BANCSHARES, INC.
       	(Exact name of Registrant as specified in its charter)


	Delaware                       0-20160               36-3820609
	(State or other          (Commission File No.)     (IRS Employer
  jurisdiction of                                       Number)
  incorporation)


           749 Lee Street, Des Plaines, llinois	    60016
         (Address of principal executive offices)	(Zip Code)



	(Registrant's telephone number, including area code) 847-294-6500


Item 5.  Other Events

On March 1, 2000, the Company issued a press release pertaining to a regular quarterly dividend. The text of the press release is attached hereto as Exhibit 99.1


Exhibit 99.1

Des Plaines, IL. March 1, 2000 - CoVest Bancshares, Inc. (Nasdaq/COVB), the holding company for CoVest Banc, Des Plaines, Illinois, announced today that the Company's board of directors has declared an $.08 per share regular quarterly dividend. This dividend, which is the 21st consecutive regular quarterly dividend, will be payable on March 31, 2000 to holders of record on March 15, 2000.

As of December 31, 1999, CoVest Bancshares had consolidated assets of $568 million. The Bank operates three full-service offices in Arlington Heights, Des Plaines, and Schaumburg, and a mortgage office in McHenry, Illinois.




	                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  March 1, 2000


                   COVEST BANCSHARES, INC.


                   By:    /s/ James L. Roberts
                          James L. Roberts
                          President and
                          Chief Executive Officer



                   By:   /s/ Paul A. Larsen
                          Paul A. Larsen
                          Executive Vice President and
                          Chief Financial Officer